Note 20 - Subsequent Events	12 Months Ended
Dec. 31, 2020
Notes to Financial Statements
Subsequent Events [Text Block]
20.
        Subsequent Events

The following events occurred after
December 31, 2020:

(a)	On
January 29, 2021,
The Company redeemed
2,000
of its Series B Preferred Shares (“Preferred Shares”) outstanding and paid
$2,000,000
to its Preferred Shares shareholders. In connection with the redemption, the Company agreed with its Preferred Shares shareholders to reduce the dividend rate of its Preferred Shares to
8%
per annum for
two
years from the
14%
per annum level it was set to increase on
January 29, 2021.
Over the next
two
years, the Company has also the option to pay the preferred dividends in kind at a rate of
9%.
The dividend rate will reset to
14%
per annum on
January 29, 2023.

(b)	In January and February 2021, the Company sold 82,901 shares of common stock under its at-the-market offering for approximately $0.74 million of net proceeds.